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                                                                   EXHIBIT 10.11


                     QUAKER FABRIC CORPORATION OF FALL RIVER
                            QUAKER FABRIC CORPORATION
                               941 Grinnell Street
                              Fall River, MA 02721

                CHARLES MCANSIN ASSOCIATES, A LIMITED PARTNERSHIP
                            100 Vesper Executive Park
                               Tyngsboro, MA 01879

                                January 20, 2005


Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attn: Katharine E. Bachman, Esq.


      Re: 81 Commerce Road, Fall River, Massachusetts


Ladies and Gentlemen:

         Reference is made to escrow instructions dated December 16, 2004, as amended by letter dated January 14, 2005, from the undersigned Quaker Fabric Corporation of Fall River and Quaker Fabric Corporation (collectively, "Quaker"), and Charles McAnsin Associates, a Limited Partnership ("McAnsin") to you ("Escrow Instructions") with regard to the above premises.

         By our signatures below, the undersigned hereby confirm their agreement to extend the date for expiration of the Release Conditions from January 21, 2005 to January 28, 2005. Except as hereinabove amended, the Escrow Instructions remain in full force and effect.

         Kindly confirm your acceptance of these terms by acknowledging the enclosed copy of this letter.

         Executed as of the day and year first above written.


                                    QUAKER FABRIC CORPORATION OF FALL RIVER

                                    By: /s/ Cynthia L. Gordan
                                       --------------------------------------


                                    QUAKER FABRIC CORPORATION


                                    By: /s/ Cynthia L. Gordan
                                       --------------------------------------



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                                    CHARLES MCANSIN ASSOCIATES,
                                    A LIMITED PARTNERSHIP

                                    By: McDonna LLC


                                    By: /s/ Paul Buffum
                                       --------------------------------------


ACCEPTED AND AGREED:
WILMER CUTLER PICKERING HALE AND DORR LLP, ESCROW AGENT

By: /s/ Katharine E. Bachman
   --------------------------------------
    Katharine E. Bachman, Senior Partner




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